UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 1, 2023

NexPoint Diversified Real Estate Trust
(Exact name of registrant as specified in its charter)

Delaware	001-32921	80-0139099
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

300 Crescent Court, Suite 700
Dallas, Texas 75201
(Address of principal executive offices, including zip code)

214-276-6300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.001 per share	NXDT	New York Stock Exchange
5.50% Series A Cumulative Preferred Shares, par value $0.001 per share ($25.00 liquidation preference per share)	NXDT-PA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.         Entry into a Material Definitive Agreement.

On September 1, 2023, NexPoint Diversified Real Estate Trust (the “Company”), through its indirect subsidiary, NHF TRS, LLC (the “TRS”), entered into a contribution agreement (the “Contribution Agreement”), pursuant to which the TRS contributed a structured promissory note issued by Specialty Financial Products Designated Activity Company with a net asset value of approximately $68.5 million to NexAnnuity Holdings, Inc. (“NexAnnuity”) in exchange for 68,500 shares of Class A Preferred Stock of NexAnnuity (the “Contribution”). The Class A Preferred Stock pays a preferred return of 8% per annum for the first seven years after its issuance, increasing incrementally in subsequent years until it reaches a maximum of 12% per annum fourteen years after its initial issuance. At any time after the issuance of the Class A Preferred Stock, NexAnnuity may redeem all or a portion of the Class A Preferred Stock at a price of $1,000 per share plus accumulated but unpaid dividends.

NexAnnuity is an affiliate of the Company’s investment adviser through common beneficial ownership. In compliance with the Company’s Related Party Transaction Policy, the Contribution was approved by the Audit Committee of the Board of Trustees of the Company.

The description of the material terms of the Contribution does not purport to be complete and is qualified in its entirety by reference to the full text of the Contribution Agreement and the Second Amended and Restated Certificate of Incorporation of NexAnnuity, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are hereby incorporated by reference into this Item 1.01.

Item 9.01          Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit Description
10.1
Contribution and Assignment Agreement, dated September 1, 2023, by and between NHF TRS, LLC, NexAnnuity Holdings, Inc., NexLS Holdco, LLC, NexLS II, LLC and Specialty Financial Products Designated Activity Company.

10.2	Second Amended and Restated Certificate of Incorporation of NexAnnuity Holdings, Inc., dated August 29, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NexPoint Diversified Real Estate Trust

By:	/s/ Brian Mitts
Name:	Brian Mitts
Title:	Chief Financial Officer, Executive VP-Finance, Treasurer and Assistant Secretary

Date:  September 1, 2023